**This Instrument Prepared By**
**James E. Thompson, Attorney**
**392 N. Main Street, Suite 301**
**Crossville, Tennessee 38555**

# ASSIGNMENT

*KNOW ALL PERSONS BY THESE PRESENTS:*

*WHEREAS,* **TN-K ENERGY GROUP, INC.,** hereinafter referred to as the assignor, is the holder of a certain oil and gas lease as follows:

> An Oil and Gas Lease dated September 4, 2009, from Charles K. Anderson and wife, Lynda Anderson to Overton Oil and Gas, appearing of record in Lease Book 71, Page 731, in the office of the Register of Deeds of Overton County, Tennessee, with an extension agreement of record in Record Book 74, page 830, Register's Office, Overton County, Tennessee,

to which reference is here had, and

*WHEREAS,* **TN-K ENERGY GROUP, INC.** desires to transfer a portion of its interest in said lease unto **King's Oil, LLC, a Tennessee Limited Company** hereinafter referred to as the Assignee,

WITNESSETH:

*NOW, THEREFORE,* in consideration of the premises, the sum of One and 00/100 ($1.00) Dollar cash in hand paid and other valuable consideration, the receipt of all of which is hereby acknowledged, **TN-K ENERGY GROUP, INC.**, does hereby transfer, assign and convey a portion of its interest in and to the afore described oil and gas leases unto **King's Oil, LLC a Tennessee Limited Liability Company** the interest assigned being set out with specificity in the guaranteed contract entered into between assignee and assignor of even date, the contents of which are incorporate herein by reference subject to the following exceptions and assignments:

1. One silver 210 bbl. storage tank owned by Rick Tallent;
2. Approximately 1500' of 2" flow line and 2 separators owned by Donald Reedy;

3. An assignment of 5% x 80% w.i.(4% NRI) in Charles and Lynda Anderson Wells Nos. 1 and 4 to Paul Halliday;

4. An assignment of 5% x 80% w.i. (4% NRI) in Charles and Lynda Anderson Well No. 1 to Jim Campion;

5. An assignment of 5% x 80% w.i. (4% NRI) in Charles and Lynda Anderson Wells Nos. 1, 3 and 4 to Chuck Vogel.

6. An assignment of 3.125% w.i. in Charles and Lynda Anderson Well No. 1 to Josh Tallent;

7. An assignment of 3.125 w.i. in Charles and Lynda Anderson Well No. 3 to Josh Tallent;

8. An assignment of 2% O.R.I. in Charles and Lynda Anderson Well No. 1 to Dan Cook;

9. An assignment of 2% O.R.I. in Charles and Lynda Anderson Well No.4 to Dan Cook;

10. An assignment of 2% O.R.I. in Charles and Lynda Anderson Well No. 3 to Dan Cook;.

*EXECUTED* this 17th day of September, 2010.

**TN-K ENERGY GROUP, INC.**

BY: [signature]
PRESIDENT

STATE OF TENNESSEE
COUNTY OF Overton

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Kenny A. Page, with whom I am personally acquainted, and who, upon oath, acknowledged himself to be President of TN-K Energy Group, Inc., a Tennessee corporation, the within named Assignor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing as President.

WITNESS my hand and official seal at office on this the 17th day of Sept, 2010.

[signature]
Notary Public

My Commission Expires:
2-11-14

JOHN R. OFFICER ★ STATE OF TENNESSEE NOTARY PUBLIC ★ OVERTON COUNTY

Franklin D. "Peck" Smith, Register
Overton County

Rec #: 18151
Rec'd: 10.00
State: 0.00
Clerk: 0.00
EDP: 2.00
Total: 12.00

Instrument #: 24985
Recorded
9/17/2010 at 4:10 PM
in Record Book
85
Pgs 32-3